Exhibit 10.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as of November 6, 2024 by and between Inseego Corp., a Delaware corporation (the “Company”), and the entity set forth on Schedule A hereto (the “Noteholder”). The Company and the Noteholder are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, the Company has previously issued 3.25% Convertible Senior Notes due 2025 (the “2025 Notes”), issued pursuant to that certain First Supplemental Indenture, dated as of May 12, 2020, to the Indenture, dated as of May 12, 2020 (such Indenture, as amended, modified and supplemented by such First Supplemental Indenture, the “Current Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Current Trustee”), which 2025 Notes are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to the terms of the Current Indenture;

WHEREAS, the Noteholder currently holds 2025 Notes having the aggregate principal amount set forth next to the Noteholder’s name in column A of Schedule A (the “Exchange Notes”); and

WHEREAS, on June 28, 2024, the Company and the Noteholder entered into that certain exchange term sheet (the “Term Sheet”), pursuant to which they agreed to exchange the Exchange Notes for a combination of 9.0% Senior Secured Notes due 2029 (the “2029 Notes”), shares of Common Stock and warrants to purchase shares of Common Stock.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Parties hereby agree as follows:

SECTION 1. Exchange of Notes.

1.1 The Exchange. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined below) the Noteholder shall sell, assign, transfer and deliver to the Company, all of the Noteholder’s right, title and interest in and to all of the Exchange Notes free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, option, or other adverse claim thereto (a “Lien”), and shall surrender the Exchange Notes to the Current Trustee for cancellation in accordance with the terms of the Current Indenture, against delivery of the following (collectively, the “Exchange Consideration”), which shall be in full satisfaction of all obligations of the Company under the Exchange Notes:

(a) 2029 Notes having the aggregate principal amount set forth next to the Noteholder’s name in column B of Schedule A (the “New Notes”);

(b) That number of shares of Common Stock set forth next to the Noteholder’s name in column C of Schedule A (the “Shares”);

(c) Warrants, in the form of Exhibit B attached hereto, to purchase, an exercise price of $ per share, that number of shares of Common Stock set forth next to the Noteholder’s name in column D of Schedule A (the “Warrants”); and

(d) Payment in cash of all accrued but unpaid interest on the Exchange Notes through the Closing Date (as defined below), as set forth next to the Noteholder’s name in column E of Schedule A (the “Interest Payment”).

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1.2 Closing. The closing of the transaction contemplated hereunder (the “Closing”) shall take place on the date hereof (or such other date as is mutually agreed to by the Company and the Noteholder) (the “Closing Date”), provided that the representations and warranties made by the Company in Section 2 of this Agreement and by the Noteholder in Section 3 of this Agreement are true and correct on the Closing Date as if made on the Closing Date. At the Closing:

(a) The Noteholder shall instruct its custodian to post a one-sided Deposit and Withdrawal at Custodian (“DWAC”) withdrawal request through the DWAC facilities of The Depository Trust Company (“DTC”) for the aggregate amount of the Exchange Notes, and the Company shall instruct the Current Trustee to cancel the Exchange Notes upon receipt;

(b) The Company shall (i) cause the New Trustee (as defined below) to deliver the New Notes to the Noteholder in certificated form or to the Holder’s DTC account(s) through the DWAC facilities set forth opposite the Holder’s name on Schedule A, in accordance with the terms of the New Indenture (as defined below), (ii) issue (or cause to be issued) the Shares in book entry form to the Noteholder, (iii) issue the Warrants to the Noteholder and (iv) pay to the Noteholder, by wire transfer of immediately available funds to such account or accounts as designated by the Noteholder at least one (1) business day prior to the Closing, the Interest Payment; and

(c) The Company and the Noteholder shall enter into a registration rights agreement in substantially the form of Exhibit C.

SECTION 2. Representations and Warranties of the Company. As a material inducement to the Noteholder to enter into this Agreement, the Company hereby represents and warrants to the Noteholder that the following statements are true and correct as of the date of this Agreement and will be true and correct as of the Closing Date.

2.1 Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2 Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by the Company. Assuming that this Agreement constitutes the legal, valid and binding obligation of the Noteholder, then this Agreement constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity and there is no litigation challenging the enforceability of this Agreement in accordance with its terms. The execution and delivery by the Company of this Agreement and the repurchase of the Exchange Notes by the Company in accordance with the terms of this Agreement does not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) result in a violation of, or (iii)  require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with (other than any consent that has been obtained on or prior to the date hereof, and other than required filings with the Securities and Exchange Commission (the “Commission”)), any third party or any court or administrative or governmental body or agency pursuant to, (A) the Company’s certificate of incorporation or bylaws, or (B) any law, statute, rule or regulation to which the Company is subject, or any material agreement, instrument, order, judgment or decree to which the Company is subject.

2.3 Investment Company Act. The Company is not and, after giving effect to the transactions contemplated by this Repurchase Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.4 Valid Issuance. The Shares and the Warrants have been duly and validly authorized. Upon the issuance of the Shares in accordance with the terms hereof, and upon the due exercise of the Warrants in accordance with the terms thereof, the Shares and the shares of Common Stock issued upon exercise of the Warrants (the “Warrant Shares”), respectively, will be validly issued, fully paid and nonassessable and free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws and except for those created by the Noteholder. As of the Closing, the Company will have reserved a sufficient number of shares of Common Stock for issuance of the Warrant Shares upon the exercise of the Warrants.

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2.5 Terms of the New Notes. The New Notes will be issued pursuant to an Indenture in the form of Exhibit A-1, as supplemented by a supplemental indenture in the form of Exhibit A-2 (collectively, the “New Indenture”), each to be entered into as of the Closing Date between the Company and [Wilmington Savings Fund Society, FSB] (the “New Trustee”).

2.6 SEC Filings; Financial Information. True and complete copies of the SEC Filings (as defined below) are available to the Noteholder through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR system”) (other than any information for which the Company has received confidential treatment from the SEC). Since January 1, 2023, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Filings”). At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and, as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.7 No Material Adverse Change. Since June 30, 2024, except as specifically set forth in a subsequent SEC Filing filed prior to the date hereof, there has not been: (a) any material adverse change in the financial condition or operating results of the Company and its subsidiaries, taken as a whole, from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the six (6) months ended June 30, 2024; (b) any declaration or payment by the Company of any dividend (other than the accrual of dividends on the Company’s outstanding shares of Series E preferred stock), or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any equity securities of the Company; (c) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company; (d) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it; (e) any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business; (f) any material labor difficulties or, to the Company’s knowledge, labor union organizing activities with respect to employees of the Company; or (g) any issuance of any equity securities to any executive officer, director or Affiliate of the Company, except Common Stock issued in the ordinary course pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Filings.

SECTION 3. Representations and Warranties of the Noteholder. As a material inducement to the Company to enter into this Agreement, the Noteholder hereby represents and warrants to the Company that the following statements are complete and accurate as of the date of this Agreement and will be complete and accurate as of the Closing Date:

3.1 Organization; Power. The Noteholder is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Noteholder possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

3.2 Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by the Noteholder. Assuming that this Agreement constitutes the legal, valid and binding obligation of the Company, then this Agreement constitutes the legal, valid, and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors’ rights generally and general principles of equity and there is no litigation challenging the enforceability of this Agreement in accordance with its terms. The execution and delivery by the Noteholder of this Agreement and the sale of the Notes by the Noteholder in accordance with the terms of this Agreement, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) result in a violation of, or (iii) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to (A) the Noteholder’s organizational documents or (B) any law, statute, rule or regulation to which the Noteholder is subject, or any material agreement, instrument, order, judgment or decree to which the Noteholder is subject.

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3.3 Ownership and Holding Period. The Noteholder is the sole legal and beneficial owner of the Exchange Notes and is a qualified institutional buyer for purposes of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Noteholder has good, valid and marketable title to the Exchange Notes free and clear of all Liens, and neither the Noteholder nor any Affiliate of the Noteholder owns or holds beneficially or of record any Notes (or any rights or interests of any nature whatsoever in or with respect to any Notes) other than the Exchange Notes. Except for this Agreement, the Noteholder is not party to or bound by any contract, option or other arrangement or understanding with respect to the purchase, sale, delivery, transfer, gift, pledge, hypothecation, encumbrance, assignment or other disposition or acquisition of (including by operation of law) any Notes (or any rights or interests of any nature whatsoever in or with respect to any Notes) or as to voting, agreeing or consenting (or abstaining therefrom) with respect to any amendment to or waiver of any terms of, or taking any action whatsoever with respect to, the Notes and/or the Current Indenture.

3.4 Full Satisfaction of Obligations under the Exchange Notes. The Noteholder acknowledges that upon receipt of the Shares, the Warrants and the Interest Payment, the obligations of the Company to the Noteholder under the Exchange Notes have been satisfied in full and no accrued and unpaid interest shall be payable on such Exchange Notes to the Noteholder.

3.5 Broker’s Fees. Neither the Noteholder nor any of its officers or directors has retained or authorized any investment banker, broker, finder or other intermediary to act on behalf of the Noteholder or incurred any liability for any banker’s, broker’s or finder’s fees or commissions in connection with the transactions contemplated by this Agreement whose fees would be payable by the Company.

3.6 Purchase Entirely for Own Account. The New Notes, Shares, Warrants and Warrant Shares (collectively, the “Securities”) to be received by the Noteholder hereunder will be acquired for the Noteholder’s own account and not for the account of others or as nominee or agent, and not with a view to, or for, resale, distribution, syndication, or fractionalization thereof, and the Noteholder has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Noteholder’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.

3.7 Investment Experience. The Noteholder understands that the Noteholder’s investment in the Securities involves a high degree of risk and that no United States federal or state agency or any other government or governmental agency has passed or made any recommendation or endorsement of the Securities. The Noteholder acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

3.8 Disclosure of Information. The Noteholder has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.

3.9 Restricted Securities. The Noteholder understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Furthermore, the Noteholder understands that no public market exists for the Warrants, and that the Company has made no assurances that a public market will ever exist for the Warrants.

3.10 Legends. The Noteholder understands that the New Notes may bear the following or any similar legend that may be required by the terms of the New Indenture:

“THE OFFER AND SALE OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER, AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT ONLY:

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(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF;

(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT;

(C) TO A PERSON THAT IT REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER AND IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT;

(D) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT; OR

(E) PURSUANT TO ANY OTHER EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

BEFORE THE REGISTRATION OF ANY SALE OR TRANSFER IN ACCORDANCE WITH (D) OR (E) ABOVE, THE COMPANY, THE TRUSTEE AND THE REGISTRAR RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATES OR OTHER DOCUMENTATION OR EVIDENCE AS THEY MAY REASONABLY REQUIRE IN ORDER TO DETERMINE THAT THE PROPOSED SALE OR TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

The Noteholder further understands that certificates evidencing the other Securities may bear a legend in substantially the following form, together with such legends, if any, as may be required by the authorities of any state in connection with the issuance of the Securities:

“NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

3.11 Accredited Investor. The Noteholder is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

3.12 No General Solicitation. The Noteholder did not enter into this Agreement or otherwise acquire the Securities as a result of any general solicitation or general advertising.

SECTION 4. Other Agreements.

4.1 Survival of Representations and Warranties. The representations and warranties set forth in Sections 2 and 3 of this Agreement and the Schedules attached hereto shall survive for a period of one year after the Closing Date.

4.2 Further Assurances. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement or the transactions contemplated hereby, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request.

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4.3 No Other Representations and Warranties. The Noteholder acknowledges and agrees that (a) in making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, the Noteholder has relied solely upon its own investigation and the express representations and warranties set forth in Section 2 of this Agreement, and (b) none of the Company or any of its officers, directors, employees or representatives has made any representation or warranty as to the Company or the transactions contemplated by this Agreement, except as expressly set forth in Section 2 of this Agreement.

4.4 Releases. Upon cancellation of the Exchange Notes, and issuance and delivery of the Exchange Consideration, as described herein, each of the Holder and the Company releases the other from all claims arising out of or related to the Exchange Notes.

4.5 [Waivers. The Noteholder hereby waives its rights under the section of the Term Sheet titled “Most Favored Nations” with respect to each of the debt exchange transactions set forth on Schedule B.]

SECTION 5. Termination.

5.1 Conditions of Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the Parties;

(b) by the Company if there has been a material misrepresentation, material breach of warranty by the Noteholder in the representations and warranties set forth in this Agreement; and

(c) by the Noteholder if there has been a material misrepresentation, material breach of warranty by the Company in the representations and warranties set forth in this Agreement.

SECTION 6. Miscellaneous.

6.1 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.2 Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Agreement.

6.3 Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way (including, without limitation, the Term Sheet).

6.4 Costs and Expenses. [The Company shall reimburse Noteholder for its reasonable legal fees incurred in connection with the transactions contemplated by this Agreement.][Each Party shall be responsible for its own costs and expenses, including legal fees, incurred in connection with the transactions contemplated by this Agreement.]

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6.5 Governing Law; Submission to Jurisdiction. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to any choice of law rules (whether of the State of New York or any other jurisdictions) to the extent such rules would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

6.6 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight courier service (charges prepaid), upon machine-generated acknowledgment of receipt after transmittal by facsimile or seven days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company at the addresses set forth under its signature below, and to the Noteholder at its address set forth on Schedule A.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

INSEEGO CORP.

___________________________________

Name:

Title:

Address:

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

NOTEHOLDER

___________________________________

Name:

Title:

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SCHEDULE A

Noteholder	Exchange Notes Principal Amount (A)	New Notes Principal Amount (B)	Number of Shares (C)	Number of Warrant Shares (D)*	Accrued Interest (E)	DTC Participant Information

[●]	$[●]	$[●]	[●]	[●]	$[●]	[●]

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[SCHEDULE B

MFN WAIVERS]

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EXHIBIT A-1

FORM OF INDENTURE

See attached

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EXHIBIT A-2

FORM OF SUPPLEMENTAL INDENTURE

See attached

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EXHIBIT B

FORM OF WARRANT

See attached

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EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

See attached

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